                                                                    Exhibit 10.7

                                                                PNC LEASING, LLC
SUPPLEMENT TO SCHEDULE OF LEASED EQUIPMENT                        [PNCBANK LOGO]
(CONDITIONAL SALE)
                                   SCHEDULE NUMBER: 2248 - 004
                                   SCHEDULE DATE: APRIL  , 2001
                                   MASTER LEASE AGREEMENT NUMBER: 2248
                                   MASTER LEASE AGREEMENT DATE: JANUARY 31, 2000

1. SUPPLEMENT: This Supplement is attached to and made a part of that certain Schedule of Leased Equipment as described above between PNC LEASING, LLC as Lessor and MOUNTAINEER PARK, INC. as Lessee, which
         Schedule is incorporated in and made a part of the Master Lease Agreement between the Lessor and Lessee, which is herein referred to as the "Lease."

2. EQUIPMENT DESCRIPTION AND LOCATION: See Equipment descriptions and locations on Exhibit A, attached hereto and made a part hereof. The Equipment described on the original copy of Exhibit A in Lessor's possession shall be conclusively presumed to be true and correct.

3.       CAPITALIZED COSTS:

===================================== ==================================== ==========================================
    EQUIPMENT COST                             UPFRONT SALES TAX                             TOTAL
------------------------------------- ------------------------------------ ------------------------------------------
           $1,703,026.25                              $0                                 $1,703,026.25
===================================== ==================================== ==========================================

4. BASE LEASE TERM: The base term of the Lease for the Equipment described in this Supplement No. 004 is 36 months, commencing on April __, 2001 and terminating on April __, 2004 unless sooner terminated under the Lease.

5. RENT: Total rent of $_______________ exclusive of applicable sales taxes, is due and payable in advance as follows:

=========================================== ========================== ================== ==========================
             NUMBER AND TYPE                      DATE PAYMENTS            AMOUNT OF            DATE PAYMENTS
               OF PAYMENTS                          COMMENCE                PAYMENTS              TERMINATE
------------------------------------------- -------------------------- ------------------ --------------------------
          (36) monthly payments                  April __, 2001           $__________          March __, 2004
------------------------------------------- -------------------------- ------------------ --------------------------
              Purchase Price                     April __, 2004              $1.00             April __, 2004
=========================================== ========================== ================== ==========================

6. LESSEE'S AUTHORIZATION: Lessee authorizes Lessor to complete the information in Item 5 hereof at the time of commencement of the base lease term.

--------------------------------------------------------------------------------

LESSEE ACCEPTANCE CERTIFICATE
This Lessee Acceptance Certificate ("Acceptance") is hereby made a part of the Lease referenced above between the undersigned Lessor and Lessee. All terms and conditions of the Lease are incorporated herein by reference.

All of the Equipment on Exhibit A was received by us and is in good order and condition, installed to our satisfaction and acceptable to us. We reaffirm all of the terms of Paragraph 9 of the Lease.

The invoice(s) covering the Equipment have been paid in full in the amount(s) shown thereon. We represent and warrant (a) that the representations and warranties as set forth in paragraph 25 of the Lease are true and correct as of the date hereof; (b) that we have satisfied or complied with all requirements set forth in the Lease to be satisfied or complied with on or prior to the date hereof; and (c) that no uncured Event of Default under the Lease has occurred and is continuing on the date hereof. All of the Equipment has been fully delivered and installed at the location where it will be used as of the following date: _______________, 2001. WITNESS the due execution hereof with the intent to be legally bound this ______ day of April, 2001.

PNC LEASING, LLC, LESSOR                  MOUNTAINEER PARK, INC., LESSEE

By:                                       By:
   ---------------------------------           --------------------------------

Title:                                    Title:
      ------------------------------             ------------------------------